ASSIGNMENT AND ASSUMPTION OF LEASE

      THIS ASSIGNMENT AND ASSUMPTION OF LEASE (the "Agreement") is made as of the 31st day of August, 2006, by and among TECKER CONSULTANTS, LLC, a New Jersey limited liability company ("Assignor"); PERFORMANCE HEALTH TECHNOLOGIES, INC., a Delaware corporation ("Assignee"); and BOI I, L.L.C., a New Jersey limited liability company ("Landlord").

                              W I T N E S S E T H :

      WHEREAS, The Flynn Company ("Flynn"), as Rent Receiver for River View Executive Park, Inc. on behalf of Colony NYRO Partners, L.P. and Tenant entered into a lease dated as of October 31, 1994 (the "Original Lease"), which Original Lease was modified by First Amendment to Lease dated as of November 24, 1999, and Second Amendment to Lease dated as of January 13, 2003 (collectively, the "Lease"), pursuant to which Assignor leased, and is presently in possession of, an agreed-upon one thousand nine-hundred nine (1,909) rentable square feet (the "Premises") in the building now known as Riverview Plaza located in Trenton, New Jersey; and

      WHEREAS, Assignor desires by this Agreement to assign all of its right, title and interest in and to the Lease to Assignee, subject to the terms of the Lease and this Agreement, and Assignee desires by this Agreement to assume all of such right, title and interest in and to the Lease, subject to the terms of the Lease and this Agreement; and

      WHEREAS, Landlord is willing to join in the execution of this Agreement for the purpose of granting its consent to said assignment, subject to the terms of the Lease and this Agreement.

      NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants herein contained, and good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:

      1. DEFINED TERMS. All capitalized terms used in this Agreement shall have the same meaning given such terms in the Lease, unless otherwise defined in this Agreement.

      2. ASSIGNMENT AND ASSUMPTION. (a) Effectiveness of Assignment. Assignor assigns to Assignee all of its right, title and interest in the Lease from and after September 1, 2006 (the "Effective Date"); provided, however, in no event shall the Effective Date be deemed to occur, nor shall Landlord's consent to the assignment of the Lease to Assignee be effective, unless and until duplicate original counterparts of this Agreement have been fully executed and delivered by and between Assignor, Assignee and Landlord.

            (b) Landlord's Consent to Specific Assignment Only. It is expressly understood and agreed that Landlord's consent to the specific assignment transaction set forth herein shall not be construed as a waiver of Landlord's right to consent with respect to any other or further assignment of the Lease.


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

            (c) Assignee's Assumption of Obligations. Assignee agrees to be bound by and perform all covenants, conditions, obligations and duties of "Tenant" under the Lease. Notwithstanding the preceding sentence, Assignee agrees that it shall pay to Landlord, upon demand, any and all rent (including without limitation, Base Rent and Additional Rent) which, as a result of any adjustment provided in the Lease, may become due against insufficient payment(s) of any previously paid sum(s). Assignor hereby represents to Assignee and Landlord that Assignor has heretofore delivered to Assignee a full and complete copy of the Lease, and Assignee hereby acknowledges receipt of the Lease from Assignor.

      3. ASSIGNOR'S REPRESENTATIONS. Assignor hereby represents, warrants and covenants to Assignee and Landlord, as of the date of this Agreement, that: (a) the Lease is in full force and effect; (b) Assignor's interest therein is free and clear of all encumbrances; (c) Assignor has fully performed all covenants and obligations on its part to be performed under the Lease; (d) Assignor has not done or permitted any act or acts in violation of any of the covenants, provisions or terms contained in the Lease or in this Agreement; (e) Assignor has not heretofore assigned, mortgaged or otherwise transferred or encumbered, voluntarily or involuntarily, either the Lease or its interest therein, nor has Assignor encumbered, voluntarily or involuntarily, any portion of the Premises, nor has Assignor sublet or licensed, voluntarily or involuntarily, any portion of the Premises; (f) Landlord has fully performed all the covenants and obligations on its part to be performed and observed under the Lease; (g) Landlord has not done or permitted any act or acts in violation of any of the covenants, provisions or terms contained in the Lease or in this Agreement; and
(h) there is not now in existence any reason or claim to offset, deduct or decrease any payments due from Assignor under the Lease. The foregoing representations by Assignor shall be deemed repeated as of the Effective Date.

      4. ASSIGNEE'S REPRESENTATIONS. Assignee hereby represents, warrants and covenants to Assignor and Landlord, as of the date of this Agreement, that: (a) the financial statements regarding Assignee delivered to Landlord prior to the date hereof remain accurate, and no event has occurred which would affect the financial condition of Assignee; and (b) it has inspected the Premises and hereby agrees to take the Premises in its AS-IS, WHERE-IS condition, without any obligation on the part of Assignor or Landlord to perform any work to the Premises. The foregoing representations by Assignee shall be deemed repeated as of the Effective Date.

      5. CESSATION OF OBLIGATIONS AND RESERVATIONS. From and after the Effective Date, Landlord's obligations to Assignor under the Lease shall terminate and, subject to the following sentence, Assignor's obligations to Landlord under the Lease shall terminate. Notwithstanding the anything contained herein, Assignor agrees to defend, indemnify and hold harmless Landlord and Assignee from and against any and all claims, costs, losses, expenses, damages, actions and causes of action for which Assignor is responsible under the Lease which accrue on or before the Effective Date.

      6. SECURITY DEPOSIT. (a) Simultaneously herewith, Assignee shall pay Assignor the sum of $4,544.30, representing the security deposit previously delivered to Landlord in connection with the Lease. Assignor hereby (i) assigns to Assignee all of its right, title and interest in and to the security deposit, and (ii) releases any claim it may have against Landlord with respect to the security deposit.


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

            (b) Section 25 of the Original Lease is amended to provide that Landlord shall not be required to maintain the security deposit in a separate account and, except for any minimum amount of interest that may be required by applicable laws pertaining to commercial leases, Assignee (as tenant under the Lease) shall not be entitled to interest on the security deposit.

      7. LEASE TERM. Section 5(g) of the Second Amendment to Lease (modifying
Section 26 of the Original Lease and Section 9 of the First Amendment to Lease) is hereby deleted in its entirety. Accordingly, Assignee expressly acknowledges and agrees that (a) the Term ends on December 31, 2007, and (b) it does not have any right or option to extend or renew the Term.

      8. NOTICES. (a) Assignee's Notice Address. From and after the date hereof, "Tenant's" notice address shall be as follows, unless Assignee otherwise notifies Landlord of a change in address in accordance with the procedure for the giving of notices to Landlord as set forth in the Lease:

                      Performance Health Technologies, Inc.
                      427 Riverview Plaza
                      Trenton, New Jersey 08611
                      Attn: ___________________

            (b) Assignor's Notice Address. From and after the date hereof, Assignor's notice address shall be as follows, unless Assignor otherwise notifies Landlord of a change in address in accordance with the procedure for the giving of notices to Landlord as set forth in the Lease:

                      Tecker Consultants, LLC
                      301 Oxford Valley Road, Suite 1803-A
                      Yardley, PA 19067
                      Attn: Mr. Glenn H. Tecker

            (c) Landlord's Notice Address. From and after the date hereof, Landlord's notice address shall be as follows, unless Landlord otherwise notifies Tenant of a change in address in accordance with the procedure for the giving of notices to Tenant as set forth in the Lease:

      BOI, L.L.C.                           with a duplicate copy to:
      c/o Advance Realty Group              Sills Cummis Epstein & Gross P.C.
      1430 Route 206, Suite 100             One Riverfront Plaza
      New Jersey 07921                      Newark, New Jersey 07102
      Attention: Senior Vice President -    Attn: Ted Zangari, Esq.
                 Asset Management

      9. BROKER. Assignor and Assignee each hereby indemnifies and holds Landlord and Landlord's agents, employees, officers, directors and shareholders harmless from and against any and all costs, claims, losses, liabilities and expenses (including, without limitation, reasonable attorneys' fees and disbursements) arising out of a claim for a commission asserted against Landlord by any broker, agent or finder that dealt or claimed to have dealt with either Assignor or Assignee, or both, in connection with any aspect of the assignment transaction set forth in this Agreement.


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

      10. BINDING EFFECT; GOVERNING LAW. Except as modified hereby, the Lease shall remain unchanged and in full force and effect. This Agreement shall be governed by the laws of the State of New Jersey.

      11. NO REPRESENTATIONS. Assignee acknowledges that neither Landlord nor Assignor nor any broker, agent or employee of Landlord or Assignor has made any representation or promise with respect to the Premises, except as otherwise expressly set forth in this Agreement, and Assignee represents and warrants that it has made its own investigation and examination of all relevant data and is relying solely on its own judgment in connection therewith and in executing this Agreement. This Agreement contains and embodies the entire agreement of the parties hereto and supersedes all prior agreements, negotiations, letters of intent, proposals, representations, warranties, understandings, suggestions and discussions, whether written or oral, between the parties hereto. Any representation, inducement, warranty, understanding or agreement that is not expressly set forth in this Agreement shall be of no force or effect.

      12. CAPTIONS. The captions and section numbers appearing in this Agreement are for convenience only and are not a part of this Agreement and do not in any way limit, amplify, define, construe or describe the scope or intent of the terms or provisions of this Agreement.

      13. CONFLICTS. If any inconsistency exists or arises between the terms of this Agreement and the terms of the Lease, the terms of this Agreement shall prevail.

      14. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

      15. SUCCESSORS. The provisions of this Agreement shall bind and inure to the benefit of the parties hereto and their respective heirs, representatives, successors and assigns (in the case of "Tenant" under the Lease, subject to the provisions of the Lease pertaining to assignments or other transfers of Tenant's interest in the Lease).

      16. AUTHORITY TO EXECUTE/VALIDITY OF EXECUTION. Assignor and Assignee hereby represent and warrant to Landlord and to each other that the individual executing this Agreement on its behalf has full power and authority to bind it to the terms hereof. Assignor and Assignee covenant that it will not raise or assert as a defense to any obligation under the Lease or this Agreement or make any claim that the Lease or this Agreement is invalid or unenforceable due to any failure of this Agreement to comply with ministerial requirements including, but not limited to, requirements for corporate seals, attestations, witnesses, notarizations, or other similar requirements, and Assignor and Assignee each hereby waives the right to assert any such defense or make any claim of invalidity or unenforceability due to any of the foregoing.

                  [Remainder of Page Left Intentionally Blank]


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

      IN WITNESS WHEREOF, this Agreement has been entered into by the parties as of the day and year first above written.


WITNESS:                      ASSIGNOR:

                              TECKER CONSULTANTS, LLC,
                              a New Jersey limited liability company

                              By:
----------------------            -----------------------------
Name:                         Name:  Glenn H. Tecker
                              Title: Manager


                              ASSIGNEE:

                              PERFORMANCE HEALTH TECHNOLOGIES, INC.,
                              a Delaware corporation

                              By:
----------------------            -----------------------------
Name:                         Name:
                              Title:


                              LANDLORD:

                              BOI I, L.L.C.,
                              a New Jersey limited liability company

                              By: Advance Plaza, Inc.,
                                  a New Jersey corporation, its Managing Member

                              By:
----------------------            -----------------------------
Name:                         Name:  Gregory Senkevitch
                              Title: Chief Operating Officer


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